CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made and entered into as of July12, 2013 by and among Momspot LLC, a Delaware limited liability company (the “Company”), Barry M. Eisenberg and BE Global LLC, a Delaware limited liability company (“Member”).

WHEREAS, Mr. Eisenberg, as the sole member and manager of Member, desires to enter into and be bound by the terms and conditions of this Agreement as consideration for Member’s acquisition of a Membership Interest (as defined in that certain Operating Agreement of the Company, dated as of the date hereof (the “Operating Agreement”)) in the Company;

WHEREAS, Mr. Eisenberg owns the domain name set forth on Schedule A attached hereto, as well as common law rights to said domain name (hereinafter referred to as the “Domain Name”), and the Company desires to acquire the Domain Name, together with the goodwill of the business symbolized by the Domain Name;

WHEREAS, Mr. Eisenberg is the owner of the trademarks listed on Schedule B as well as any pending trademark applications for the same listed on Schedule B (“Marks”), and the Company desires to acquire the Marks, and any and all applications therefor, together with the goodwill of the business symbolized by the Marks; and

WHEREAS, Mr. Eisenberg is the owner of the works listed on Schedule C as well as the all copyright registrations and/or applications relating thereto (“Works” and together with Domain Name and Marks, the “Intellectual Property”), and the Company desires to acquire the Works, and any and all applications and/or registrations therefor.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Operating Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

INTELLECTUAL PROPERTY BEING CONTRIBUTED

Section 1.1           Contribution of Domain Name. Mr. Eisenberg on behalf of Member hereby sells, transfers and assigns the Domain Name and the registrations thereof, together with the goodwill of the business connected with and symbolized by such Domain Name, and any trademark, service mark, or intellectual property rights relating thereto, to the extent any such trademark, service mark, or intellectual property rights exist. Mr. Eisenberg shall cooperate with the Company and follow the Company’s reasonable instructions in order to effectuate the transfer of the Domain Name registration in a timely manner. Specifically, promptly after the effective date of this Agreement, Mr. Eisenberg agrees to prepare and transmit any necessary documentation and/or electronic instructions to the registrar of the Domain Name and/or to correspond with the registrar to authorize the transfer of the Domain Name to the Company.

Section 1.2           Contribution of Marks. Mr. Eisenberg on behalf of Member hereby sells, assigns and transfers to the Company, its successors and assigns, absolutely and forever, the entire right, title and interest, whether statutory or at common law, in and to the Marks, together with the goodwill of the business symbolized by the Marks throughout the world and any and all applications and/or registrations therefor, together with all causes of action for previously occurring infringements of the rights being assigned, and the right to receive and retain the proceeds relating to those infringements.

Section 1.3           Contribution of Works. Mr. Eisenberg on behalf of Member hereby sells, assigns, and transfers to the Company, all of Mr. Eisenberg’s entire right, title and interest in and to the Works, any and all copyright registrations and/or applications relating thereto and any renewals and extensions thereof, and in and to all works based upon, derived from, or incorporating the Works, and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future infringement based on the Works and the copyrights thereto, and in and to all moral rights in the Works, and in and to all rights corresponding to the foregoing throughout the world. In any jurisdictions in which moral rights cannot be assigned, Mr. Eisenberg hereby waives any and all claims Mr. Eisenberg might have to such moral rights with respect to the Works for all uses of the Works, and to the extent such waiver is unenforceable, Mr. Eisenberg hereby covenants and agrees not to bring any claim, suit or other legal proceeding against the Company, its successors, assigns or licensees, claiming that Mr. Eisenberg’s “moral rights” rights have been violated.

ARTICLE II
MEMBERSHIP INTEREST IN COMPANY

Section 2.1           Issuance of Membership.  In consideration of Mr. Eisenberg’s contribution of the Intellectual Property to the Company on behalf of Member pursuant to the terms hereof, the Company shall admit Member as a member of the Company and issue to Member a Membership Interest representing forty-nine percent (49%) of the total Membership Interests in the Company, as of the date hereof.

Section 2.2           Operating Agreement. Member hereby agrees to be bound by the terms and conditions of the Operating Agreement.

ARTICLE III
ASSUMPTION OF OBLIGATIONS

Company hereby assumes the liabilities and obligations with respect to the Intellectual Property existing on the date hereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1           Representations and Warranties of Mr. Eisenberg and Member.

Mr. Eisenberg and Member jointly and severally represent and warrant that:

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(a)          Approval of Transactions. This Agreement has been duly and validly executed and delivered by Mr. Eisenberg and Member, and Member has all requisite limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder. All necessary limited liability company action has been taken by Member with respect to the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby. Assuming the due execution and delivery of this Agreement by the Company, this Agreement shall constitute the legal, valid and binding obligations of Mr. Eisenberg and Member, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

(b)          Title to the Property. Mr. Eisenberg is the true and lawful owner of, and has good and marketable title to, the Domain Name, Marks, and Works, free and clear of any lien, pledge, hypothecation, charge, security interest, encumbrance, claim, option or right of first refusal (“Encumbrances”). Upon the execution and delivery of this Agreement, the Company will be the lawful owner of, and have marketable title to, the Domain Name, Marks and Works, free and clear of all Encumbrances.

Section 4.2         Investment Representations.

(a)          Investment Experience. Member is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Membership Interest, which are substantial, and has in fact evaluated such merits and risks in making its investment decision to purchase the Membership Interest. Member has consulted and relied upon its own tax, financial, legal or business advisors as to the appropriateness of an investment in the Membership Interest. Member does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to the Membership Interest.

(b)          Accredited Investor. Member is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and is acquiring the Membership Interest acquired by it for investment purposes and not with a view to the distribution thereof or of or any part thereof in violation of the Securities Act or any applicable state securities laws.

(c)          Access to Information. Member has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, managers, employees and agents concerning the terms and conditions of this offering and the sale of the Membership Interest hereunder, the Company and its business and prospects, and to obtain any additional information which Member deems necessary to verify the accuracy of the information received. Member further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Membership Interest, and any information so requested has been made available to the full and complete satisfaction of Member.

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(d)          Membership Interests. Member understands that the Membership Interests have not been and will not be registered under the Securities Act or applicable state securities laws and, therefore, cannot be reoffered or resold unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from the registration requirements of the Securities Act and applicable state securities laws is available. Member understands that the Company is under no obligation to register the Membership Interests under the Securities Act or assist Member with complying with any exemption from registration under the Securities Act. Accordingly, Member is aware that there are legal and practical limits on its ability to sell or dispose of the Membership Interest and, therefore, that Member must bear the economic risk of its investment for an indefinite period of time. Member has adequate means of providing for Member’s current needs and possible personal contingencies and has no need for any liquidity in its investment.

Section 4.3           Representations and Warranties of the Company.

The Company represents and warrants to Mr. Eisenberg and Member that:

(a)          Corporate Existence. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          Authorization; Validity. The Company has all requisite limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder, including the issuance of the Membership Interest, and to consummate the transactions contemplated hereby. All necessary limited liability company action has been taken by the Company with respect to the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby. Assuming the due execution and delivery of this Agreement by Mr. Eisenberg and Member, this Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

(c)          Membership Interest. The issuance and delivery of the Membership Interest have been duly authorized by all necessary limited liability company action on the part of the Company and, upon issuance as provided herein, will be duly and validly issued, fully paid and non-assessable, and free and clear of any and all Encumbrances.

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ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1           Further Assurances. Each party hereby agrees that at any time, and from time to time, upon the reasonable request of the other party, it will perform, execute, acknowledge and deliver all such further acts, deeds, assignments, conveyances, instruments or powers of attorney as may be necessary or appropriate to carry out the provisions of this Agreement and secure for the Company or its designee the rights herein assigned.

Section 5.2           Entire Agreement. This Agreement and the Operating Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter. If any term, condition or other provision of this Agreement is found to be invalid, illegal or incapable of being enforced by virtue of any rule of law, public policy or court determination, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

Section 5.3           Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by either of the parties. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

Section 5.4           Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by each of the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed to in writing, no waiver by that party of any condition of this Agreement or breach by any other party of any of its obligations, representations or warranties hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation or warranty by such other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by such other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

Section 5.5           No Third Party Beneficiaries. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement.

Section 5.6           Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. All executed signature pages transmitted by facsimile or email shall be deemed an original, and shall be binding.

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Section 5.7           Governing Law; Choice of Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws provisions thereof to the extent that the general application of the laws of another jurisdiction would be required thereby. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Federal or state courts of the State of New York, County of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Federal or state courts of State of New York, County of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

Section 5.8           Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

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IN WITNESS WHEREOF, Member has caused this Contribution Agreement to be signed as of the date first written above.

BARRY M. EISENBERG

BE GLOBAL LLC

By:	/s/ Barry M. Eisenberg
	Name:	Barry M. Eisenberg
	Title:	Sole Member and Manager

ACKNOWLEDGED:

Momspot LLC

By: ATRINSIC, INC., Manager

By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Interim Chief Restructuring Officer

 [Signature Page to Contribution Agreement]

Schedule A

Domain Name

www.momspot.com

Schedule B

Marks

	Applications
Trademark	Jurisdiction	Application/Serial Number	Application Date
MOMSPOT	United States	85790376	11/29/2012

Schedule C

Works

All of Member's rights in and to all photographic, graphic, textual, software, and written materials in all forms, including electronic, used in connection with the business of the Company, including, without limitation, the logo designs set forth below and all photographic, graphic, textual, software, and written materials owned by Mr. Eisenberg and published on www.momspot.com.